UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2023

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

ARMOUR held its Annual Meeting at 8:00 a.m. (EDT) on May 4, 2023, for the purpose of: (i) electing ten (10) directors to ARMOUR’s Board of Directors until its 2024 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2023; and (iii) approving, by a non-binding advisory vote, ARMOUR’s 2022 executive compensation As of the record date of March 10, 2023, there were a total of 192,480,370 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 127,204,000 shares of Common Stock, or approximately 66.08% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore, a quorum was present.

Proposal 1 — To elect ten (10) directors to ARMOUR’s Board of Directors until its 2024 annual meeting of stockholders and until their successors are duly elected and qualified.
The ten (10) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2024 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows.

Nominee	For	Against	Abstain	Broker Non-Votes
Scott J. Ulm	74,895,378	3,735,661	933,594	47,639,367
Jeffrey J. Zimmer	74,868,178	3,766,285	930,170	47,639,367
Daniel C. Staton	72,278,913	6,327,602	958,118	47,639,367
Marc H. Bell	70,042,318	8,520,285	1,002,030	47,639,367
Z. Jamie Behar	75,848,308	2,785,691	930,634	47,639,367
Carolyn Downey	74,897,630	3,750,787	916,216	47,639,367
Thomas K. Guba	74,581,110	3,978,417	1,005,106	47,639,367
Robert C. Hain	66,999,590	11,616,581	948,462	47,639,367
John P. Hollihan, III	74,747,440	3,845,802	971,391	47,639,367
Stewart J. Paperin	74,726,731	3,895,950	941,952	47,639,367

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2023.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2023. The proposal received the following final voting results:

For	Against	Abstain
123,711,174	2,013,030	1,479,796

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2022 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2022 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
71,782,370	6,243,728	1,538,535	47,639,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2023

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer